EXHIBIT 32.3
CERTIFICATION OF CHIEF ACCOUNTING OFFICER
Pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350
          In connection with the Annual Report on Form 10-K/A of The Meridian Resource Corporation (the “Company”) for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K/A”), I, Lloyd V. DeLano, Chief Accounting Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 29, 2008

/s/ Lloyd V. DeLano
Lloyd V. DeLano
Chief Accounting Officer